LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS




	Know all by these presents, that the undersigned's hereby makes,

constitutes and appoints each of Mary Blair, Amy Goerke and Crissy

Wooderson, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the
undersigned,
in the undersigned's capacity as an officer and/or director of Cerner
Corporation (the "Company"), Forms 3, 4, and 5 in accordance with Section
16(a) of the Securities Exchange Act of 1934 and ther rules thereunder;


(2)	do and perform any and all acts for and on behalf
of the undersigned
which may be necessary or desirable to complete and execute any such Form
3, 4, or 5 complete and execute any amendment or amendments thereto, and timely file such form with the United States
Securities and Exchange
Commission and any stock exchange or similar authority; and

(3)	take
any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts's discretion.

	   The undersigned
hereby
grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undesigned's responsibilities to comply with Section
16 or the Securities
Exchange Act of 1934.


	This Power of
Attorney shall remain in full
force and effect until the undersigned in no longer required to file Forms
3, 4, and 5 with respect to the
undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the
undersigned in a signed writing
delivered to such attorney-in-fact.


	IN WITNESS WHEREOF, the
undersigned has caused this Power of Attorney to be executed as of this
23rd day of September,2002.







Signature: \s\Douglas M. Krebs
			    ---------------------


Douglas M. Krebs


Subscribed and Sworn before me this 23rd day of
September, 2002.




Notary
Public:/s/Maria E.
Valverde


									   Maria E. Valverd

									   Notary
Public - Notary Seal
									   State of
Missouri
									   Clay
County
									   My Commission Expires
December 27th, 2002